Nov. 30, 2017
07.31 Fidelity Simplicity RMD Funds AMCI Combo PRO-04 | Fidelity Simplicity RMD 2015 Fund

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.